UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No._____)

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

RAVEN MOON ENTERTAINMENT, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was  determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

RAVEN MOON ENTERTAINMENT, INC.
2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750

Dear Shareholders:

We are writing to advise you that we intend to: (1) undertake a 1 for 8,000 reverse stock split of our issued and outstanding common shares; (2) change our name to “Made In America Entertainment, Inc.”; (3) amend and restate our articles of incorporation, and (4) amend our bylaws. These actions were approved on July 16, 2008, by our Board of Directors and majority shareholders, Joseph & Bernadette DiFrancesco, who hold a majority of our issued and outstanding voting securities.  We anticipate an effective date of August ____, 2008, or as soon thereafter as practicable, for these actions which will be taken by written consent at a special meeting in accordance with the relevant section of the Florida Business Corporations Act.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 607 of the Florida Business Corporations Act and Rule 14c of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about July ____, 2008.

Please feel free to call us at 407-774-4462 should you have any questions on the enclosed Information Statement.

For the Board of Directors of RAVEN MOON ENTERTAINMENT, INC.

By:	/s/ Joseph DiFrancesco
Joseph DiFrancesco
President

RAVEN MOON ENTERTAINMENT, INC.
2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750
Telephone: (407) 304-4764

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Raven Moon Entertainment, Inc. in connection with: (1) a 1 for 8,000 reverse stock split of our issued and outstanding common shares; (2) a change of name to “Made In America Entertainment, Inc.”; (3) the amendment and restatement of our articles of incorporation, and (4) the amendment of our bylaws.  These actions will become effective August _____, 2008, or as soon thereafter as practicable (the "Effective Date") in accordance with the written consent of the holders of a majority of our issued and outstanding voting securities in accordance with the relevant sections of the Florida Business Corporations Act.

Our voting securities consist of our common stock and our Series B Preferred Stock. Each share of common stock is entitled to one vote, and each share of Series B Preferred Stock is entitled to one vote for each share of common stock into which such shares of Series B Preferred Stock are then convertible, on all matters brought to a vote of our shareholders. Our common stock and Series B Preferred Stock vote together as a group.

As of June 30, 2008, there were 7,496,147,920 shares of our common stock, and 567,230 shares of our Series B Preferred Stock issued and outstanding.

On June 30, 2008 each share of Series B Preferred Stock was convertible into 125,000 shares of common stock based upon the conversion price of $0.00008 per share in accordance with the designations, rights and preferences of the Series B Preferred Stock. Accordingly, at June 30, 2008 the outstanding shares of Series B Preferred Stock are convertible into an aggregate of approximately 70,903,750,000 shares of our common stock.

The reverse stock split, when effective, will not change the number of authorized shares of common stock or the par value of the common stock. Except for any changes as a result of the treatment of fractional shares, each shareholder who owns 8,000 or more shares should hold the same percentage of common stock outstanding immediately following the reverse stock split as the shareholder did immediately prior to the reverse stock split.

The reverse split is not intended to take the Company private.

There are no plans to acquire any other business with our stock.

The amendment and restatement of our articles of incorporation is taken to consolidate and streamline our articles, which have been amended over twenty times since January 8, 1998, the date that we were incorporated.  A summary of proposed changes to our articles of incorporation is set forth below.  A copy of the proposed Amended and Restated Articles of Incorporation are attached as Exhibit “A”.

In general, the new proposed Bylaws conform certain administrative practices and conform to current Florida law by providing for emergency bylaws; by providing for indemnification rights to officers, directors, and others, and providing a procedure for indemnification claims; by providing greater flexibility to Management on setting the location of annual meetings; by eliminating a ceiling on the number of directors; and by increasing substantially the votes required to call a Special Meeting.. A table of proposed changes to our articles of incorporation and our bylaws is set forth below. A copy of the proposed amended Bylaws are attached as Exhibit “B”.

WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Mr. DiFrancesco is an officer and director.

Joseph and Bernadette DiFrancesco, who own approximately 62% of our outstanding voting securities, which is in excess of the required majority of our outstanding securities entitled to vote on the Amendment, have executed a written consent approving the four proposed corporate actions.

NAME	No. of Voting Securities

Joseph DiFrancesco and
Bernadette DiFrancesco	48,531,250,250
Janice K. Battenberg	375,000,000
Lawrence C. Oakley	435,000,000

The elimination of the need for a meeting of shareholders to approve these actions is made possible by Section 607.0704 of the Florida Business Corporations Act, as may be amended, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a physical special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

This Information Statement is first being mailed on or about August _____, 2008 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 607.0704 of the Florida Business Corporation Act and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter's rights are afforded to our shareholders under Florida law as a result of the reverse-split.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

As of June 30, 2008, there were 7,496,147,920 shares of our common stock, and 567,230 shares of our Series B Preferred Stock issued and outstanding.  Our common stock and Series B Preferred Stock are our only classes of our voting securities. Each share of common stock has one vote per share, and each share of Series B Preferred Stock is entitled to one vote for each share of common stock into which such shares of Series B Preferred Stock are then convertible, on all matters submitted to a vote of our shareholders. At June 30, 2008 the outstanding shares of Series B Preferred Stock are convertible into an aggregate of approximately 70,903,750,000 shares of our common stock.

The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

a. each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;
b. each director;
c. each executive officer; and
d. all executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 2005 Tree Fork Lane, Suite 101, Longwood, Florida 32750.

We believe that all persons named in the table have sole voting and investment power with respect to all shares of beneficially owned by them. Under securities laws, a person may be considered to be the beneficial owner of securities he owns and that can be acquired upon the exercise of options, warrants, convertible securities or other understandings.

	Amount and Nature of Beneficial Ownership

	Common stock		Series B Preferred stock
	# of	%	# of	%	% of
Name	Shares	of Class(3)	Shares	of Class(3)	Vote(3)

Joseph DiFrancesco
and Bernadette
DiFrancesco (1)	0	0%	388,250	68.45%	61.90%

Janice K.
Battenberg	0	*	3,000	N/A%	* %

Lawrence C.
Oakley	0	*	3,480	N/A%	* %

All officers and
directors as a group
(four persons)	0	0%	394,730	69.59%	62.93%

Jacques Danon (2)	1,969,000,000	26.26%	N/A	N/A	2.5%

(1) Includes 0 shares of common stock,  and shares underlying 388,250 shares of B Preferred stock and Warrants to purchase 48,531,250,000 shares of common stock which, if such Warrants and B Preferred stock were converted, would bring total common shares of the shareholder to shares or approximately 62% of total shares issued projected.
(2) Mr. Danon's address is c/o Brown Brothers Harriman, 140 Broadway, New York, New York 10005.  As the holder of shares from warrant exercise he is entitled to certain rights and other matters apply as noted in the Company filings, including the Securities and Proceeds Investment and Distribution Agreement, August, 2007.  Also, the Company has been advised he may own less shares placing the percentage under the percentage indicated.
(3) Percentage is an approximate and does not consider shares underlying warrants and preferred stock and other rights.
*represents less than 1%

THE REVERSE-SPLIT

We will effect a one-for-8,000 (1:8,000) reverse split of our issued and common stock. At June 30, 2008, there were 7,496,147,920 shares of our common stock issued and outstanding. The effect of the reverse-split is that each 8,000 shares of our common stock outstanding immediately prior to the Effective Date (the "Old Shares") will be automatically converted into one (1) share of our common stock (the "New Shares"), thereby reducing the number of outstanding shares of our common stock to approximately 937,018 shares, subject to rounding.

The effective date for the reverse split is anticipated to be on or about August _____, 2008. Our common stock will be quoted on the OTC Bulletin Board at the post-split price on the Effective Date. Prior to the Effective Date, we will announce the new trading symbol for our common stock on the OTC Bulletin Board which will reflect the post-split trading. The New Shares will be fully paid and non-assessable. The New Shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Old Shares.

Our Board of Directors recommended that our shareholders approve the reverse stock split for several reasons as described below.

Our common stock is currently quoted on the OTC Bulletin Board under the symbol "RMOE." The last sale price of our common stock was $0.0001 per share. Our Board of Directors believes that the low per-share market price of our common stock impairs the acceptability of our common stock to potential acquisition candidates, certain members of the investing public, including institutional investors, as well adversely affecting our ability to raise additional working capital. Because of the current low price of our common stock, our credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, given the history of the Company to undertake such stock splits from time to time, there is no assurance that the Company will not continue to undertake such actions.

Because brokerage commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock can result in individual shareholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase our common stock at its current price levels. No assurance exists that the opinions of the Company will prove correct.

The reverse stock split will also have the effect of increasing the number of shares of common stock available to us for future issuances as split will not change the number of authorized shares of our common stock which will remain at 30,000,000,000 shares. At June 30, 2008, there were 7,496,147,920 shares of our common stock issued and outstanding. At June 30, 2008, we had securities which are convertible or exercisable into an aggregate of approximately 70,903,750,000 shares of our common stock if all were converted.

For these reasons our Board of Directors has chosen to adopt and recommend the share split. We are not, however, a party to any binding agreement, acquisition agreement or agreement to raise additional working capital other than which has been publicly announced, nor can we be certain that the reverse stock split will have a long-term positive effect on the market price of our common stock or increase our abilities to enter into financing arrangements in the future.

The reverse stock split will affect all of the holders of our common stock uniformly except the shares that were exercised from the warrants. In the past, these, restricted shares issued upon exercise of warrants were exempt from any reverse splits for a period of twelve months from the date of issuance. Currently, these shares maintain non-dilution protection as long as these shares are not converted into free trading shares.  The Board of Directors has extended that protection to apply if and until the shareholder converts the shares into non-restricted, tradable securities. Any fractional shares existing as a result of the reverse stock split shall be rounded to the next higher whole number to those shareholders who are entitled to receive them as a consequence of the reverse stock split. On the Effective Date, each shareholder will own a reduced number of shares of our common stock, but will hold the same percentage of the outstanding common shares as the shareholder held prior to the Effective Date. The split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

The reverse stock split will not affect the par value of our common stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion with the reverse stock split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the reverse stock split for all periods presented in future filings.

The availability of additional authorized shares will also allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining shareholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of our common stock or securities convertible into shares of our common stock.

Because the reverse stock split results in a decreased number of issued and outstanding shares of our common stock, it may be construed as having an anti-takeover effect. Although the reverse stock split is not being undertaken by the Board for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote. Such uses of our common stock could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the reverse stock split could be that shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of our company. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

The reverse stock split will have the following effects upon our common stock:

1. The number of shares owned by each holder of common stock will be reduced eight thousand fold;

2. The number of shares of our common stock which will be issued and outstanding after the reverse stock split will be reduced from shares of our common stock to approximately 937,018 shares, subject to rounding, with fractional shares being rounded up to the next whole number;

3. The per share loss and net book value of our common stock will be increased because there will be a lesser number of shares of our common stock outstanding;

4. The par value of the common stock will remain $0.0001 per share;

5. The stated capital on our balance sheet attributable to the common stock will be decreased 8,000 times its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

6. All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise thereof, 8,000 times fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the reverse stock split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the reverse stock split.

While the reverse stock split will not affect the number of our authorized shares of common stock which will remain at 30,000,000,000 shares, the reverse stock split will effect the number of shares of our common stock issuable upon conversion of the Series B Preferred Stock. The designations, rights and preferences of the Series B Preferred Stock provide that each share is convertible into $10.00 in value of our common stock.

Because the market price of our common stock is also based on factors which may be unrelated to the number of shares outstanding, including our performance, general economic and market conditions and other factors, many of which are beyond our control, the market price per new share of the New Shares may not rise or remain constant in proportion to the reduction in the number of Old Shares outstanding before the reverse stock split. Accordingly, the total market capitalization of common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. In the future, the market price of common stock following the reverse stock split may not equal or exceed the market price prior to the reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

Manner of Effecting the Stock Split

The reverse stock split will be effected by NASDAQ and will be reported to our stock transfer agent.  NASDAQ will increase the quote of our common stock by a factor of 8,000 on or after August ______, 2008, the Effective Date of the reverse-split.

Following the Effective Date, the share certificates representing the Old Shares will continue to be valid. In the future, new share certificates will be issued reflecting the effect of the reverse stock split, but this in no way will effect the validity of your current share certificates. The reverse split will occur on the Effective Date without any further action on the part of our shareholders. After the Effective Date, each share certificate representing Old Shares will be deemed to represent 1/8,000th share of our common stock. Certificates representing New Shares will be issued in due course as Old Share certificates are tendered for exchange or transfer to our transfer agent, Florida Atlantic Stock Transfer, Inc. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing New Shares that are issued in exchange for Old Shares representing restricted shares will contain the same restrictive legend as on the old certificates if the restriction period has not expired. Also, for purposes of determining the term of the restrictive period applicable to the New Shares, the time period during which a shareholder has held their existing pre-split shares will be included in the total holding period.

Certain Federal Income Tax Consequences

The reverse stock split should not result in any recognition of gain or loss. The holding period of the New Shares will include the shareholder's holding period for the corresponding Old Shares owned prior to the reverse stock split. The adjusted basis of the New Shares (including the original shares) will be equal to the adjusted basis of a shareholder's original shares. Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest. Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only. Accordingly, shareholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the reverse stock split.

No Dissenter's Rights

Under Florida law shareholders are not entitled to dissenter's rights of appraisal with respect to the stock split.

CHANGE OF COMPANY NAME

We propose to change our name to “Made In America Entertainment, Inc.”  In light of the fact that our target audience is children, we believe that the name “Raven Moon” communicates an inconsistent message to consumers of our child-oriented product lines.  We chose “Made In America Entertainment” for our name because we produce our television shows in America and promote typical American moral values in our child-friendly programming.

AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

We propose to amend and restate our articles of incorporation, which have never been restated, although we have amended our articles of incorporation more than twenty times since our January 8, 1998 date of incorporation.  A copy of our proposed Amended and Restated Articles of Incorporation are attached to this Schedule 14C as Exhibit “A”.

A summary of the proposed amendments to the Articles of Incorporation is as follows:

•	Article I is amended to change our corporate name to “Made In America Entertainment, Inc.”

•	Article II is amended by omitting reference to the effective date of incorporation and states that the existence of the Corporation shall be perpetual.

•
Article IV, Section 3, entitled, “Forward Common Stock Split,” is amended by substituting the following text: “Issued and Outstanding Common Stock. On the Effective Date, after giving effect to all prior stock divisions or combinations, the Corporation shall combine its issued and outstanding shares on a 1:8,000 basis.  After giving effect to the combination, the Corporation shall have 937,018 shares of Common Stock issued and outstanding, without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its stock transfer agent, exchange certificates representing Common Stock outstanding immediately prior to the Effective Date (the “Existing Common”) into new certificates representing the appropriate number of shares of Common Stock resulting from the combination (“New Common”). Any fractional shares existing as a result of the combination shall be rounded to the next higher whole number.”

•
Article IV, Section 5, entitled, “Forward Split of Preferred Stock,” is deleted as having no current applicability to the Company’s capitalization, and is and substituted for the following text: “Reserved.”

•	Article IV, Section 6, entitled, “Designation and Description of Series A Preferred Stock,” is deleted in its entirety because the Company has never issued Series A preferred stock.

•	Article IV, Section 7, is renumbered as Section 6.

•	Article VIII continues to provide for indemnification but now provides that the bylaws will describe the terms of indemnification. The former text of Article VIII provided:

If in the judgment of a majority of the entire Board of Directors (excluding from such majority any director under consideration for indemnification), the criteria set forth in Florida Statutes Sections 607.0850 (1) or (2), as then in effect, have been met, then the Corporation shall indemnify any director, officer, employee, or agent thereof, whether current or former, together with his or her personal representatives, devisees, or heirs, in the manner and to the extent contemplated by Section 607.0850, as then in effect, or by any successor law thereto.

The amended text provides:

The Corporation shall indemnify, and shall advance expenses on behalf of, its officers and directors, to the fullest extent not prohibited by any law in existence either now or hereafter, as the bylaws may provide.  The Corporation may indemnify employees, agents and others as the bylaws may provide.

(The new proposed Bylaws contain a detailed description of the right to indemnification and the procedure for making a claim of indemnification.)

AMENDMENT OF BYLAWS

We propose to amend our Bylaws by substituting our existing bylaws, which have been in existence and unaltered since 1998, with new bylaws as set forth in the summary table below.  In general, the new proposed Bylaws conform certain administrative practices and conform to current Florida law by providing for emergency bylaws; by providing for indemnification rights to officers, directors, and others, and providing a procedure for indemnification claims; by providing greater flexibility to Management on setting the location of annual meetings; by eliminating a ceiling on the number of directors; and by increasing from 10% to 50% the votes required to call a Special Meeting.   A copy of our proposed amended Bylaws are attached to this Schedule 14C as Exhibit “B”.

New Bylaws	Old Bylaws
Provides an index	Does not contain an index
Annual meeting may be held at any time (Article Two)	Annual meeting shall be held on first Tuesday of the fourth month (Article Three)
Annual meeting may be held anywhere within or without State of Florida, as long as its designated by Board of Directors (Article Two, Section 1)	Meeting should take place at principal office unless an alternate place is selected (Article Three, Section Three)
Notice of shareholder meeting may not be delivered more than 60 days prior to the date of such meeting (Article Two)	No requirement
Action without a meeting is effective when last director signs the consent, unless it specifies a different effective date (Article Three, Section Nine)	No requirement
Special Meetings require at least 50% of shareholders’ votes to be called (Article Two, Section Three)	Requires at least 10% of shareholders’ votes to call special meeting (Article Three, Section Two)
No limit on number of directors (Article Three)	No more than 7 directors (Article Four)
Provides for Indemnification of directors, officers, and others and provides for an indemnification claims procedure (Article Eight)	No requirement
Provides for Emergency Bylaws (Article Ten)	No requirement
Provides for Offices-principal and other office locations (Article One)	No requirement
No requirement	President must preside at all shareholder meetings. Must be an ex-officio member of all committees appointed by the Board (Article Five, Section Five)
The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced (Article Seven, Section 3)	The corporate seal must be circular. Must include date of incorporation. (Article Two, Section Four)
The secretary shall keep in a safe place the seal of the Corporation (Article Four, Section Eight)	No requirement
No requirement. (The Company has a stock transfer agent retained to perform this function).	The secretary shall keep at the principal office a record of all the shareholders including the number of shares they possess and their value. (Article Five, Section Seven)
The treasurer will be the Corporation’s Chief Financial Officer. (Article Four, Section Nine)	No requirement
The end of the fiscal year is December 31st unless changed by the Board of Directors. (Article Seven, Section Three)	The fiscal year shall be fixed and shall be subject to change by Board of Directors. (Article Six, Section Two)

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

RAVEN MOON ENTERTAINMENT, INC.

By:	/s/ Joseph DiFrancesco
Joseph DiFrancesco
President

Exhibit A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MADE IN AMERICA ENTERTAINMENT, INC.

Raven Moon Entertainment, Inc. amends and restates its Articles of Incorporation as follows:

ARTICLE I

Corporate Name
The name of the corporation shall be:
Made in America Entertainment, Inc.
(hereinafter the "Corporation").

ARTICLE II

Commencement of Corporate Existence
The Corporation’s existence shall be perpetual.

ARTICLE III

General Nature of Business
The Corporation may engage in any activity or business permitted under the laws of the United States or of the State of Florida.

ARTICLE IV

Capital Stock

1.           Authorized Stock.  This Corporation is authorized to issue the following shares of capital stock:

(a) Common Stock.  The aggregate number of shares of Common Stock that the corporation shall have authority to issue is 30,000,000,000 shares with a par value of $.0001 per share.

(b) Preferred Stock.  The aggregate number of shares of Preferred Stock that the Corporation shall have authority to issue is 800,000,000 shares with a par value of $.0001 per share.

2.           Description of Common Stock.  Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders and may not cumulate their votes for the election of directors.  Shares of Common Stock are not redeemable, do not have any conversion or preemptive rights, and are not subject to further calls or assessments once fully paid.

Holders of Common Stock will be entitled to share pro rata in such dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefore, subject to any prior rights accruing to any holders of preferred stock of the Corporation.  Upon liquidation or dissolution of the Corporation, holders of shares of Common Stock will be entitled to share proportionally in all assets available for distribution to such holders.
-Exhibit A -1-

3.           Issued and Outstanding Common Stock. On the Effective Date, after giving effect to all prior stock divisions or combinations, the Corporation shall combine its issued and outstanding shares on a 1:8,000 basis.  After giving effect to the combination, the Corporation shall have 937,018 shares of Common Stock issued and outstanding, without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the Corporation shall, through its stock transfer agent, exchange certificates representing Common Stock outstanding immediately prior to the Effective Date (the “Existing Common”) into new certificates representing the appropriate number of shares of Common Stock resulting from the combination (“New Common”). Any fractional shares existing as a result of the combination shall be rounded to the next higher whole number.

4.           Description of Preferred Stock.  The terms, preferences, limitations and relative rights of the Preferred Stock are as follows:

(a) The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions, as shall be fixed and determined in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto, including (but without limiting the generality of the foregoing) the following:

(i) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (but not above the total number of authorized shares of Preferred Stock and, except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution by the Board of Directors;

(ii) the rate of dividends payable on shares of such series, the times of payment, whether dividends shall be cumulative, the conditions upon which and the date from which such dividends shall be cumulative;

(iii) whether shares of such series can be redeemed, the time or times when, and the price or prices at which shares of such series shall be redeemable, the redemption price, terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares;

(iv) the amount payable on shares of such series and the rights of holders of such shares in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(v) the rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock or shares of any other class or series of Preferred Stock and the terms and conditions of such conversion or exchange; and

(vi) the rights, if any, of the holders of shares of such series to vote.

(b) Except in respect of the relative rights and preferences that may be provided by the Board of Directors as hereinbefore provided, all shares of Preferred Stock shall be of equal rank and shall be identical, and each share of a series shall be identical in all respects with the other shares of the same series.

5.    Reserved.
-Exhibit A -2-

6.           Designation and Description of Series B Preferred Stock.  The Corporation hereby designates 800,000 shares of its authorized but unissued Preferred Stock as Series B Preferred Stock.  The Series B Preferred Stock hereby authorized for issuance shall have the following terms, preferences, limitations, and relative rights:

(a) Voting.  Holders of the Series B Preferred Stock shall be entitled to one vote for each share held of record on all matters submitted to a vote of stockholders and may not cumulate their votes for the election of directors.

(b) Dividends.  The shares of Series B Preferred Stock are not entitled to any dividend or distribution in preference to the Common Stock.

(c) Conversion.  The holders of record of shares of Series B Preferred Stock shall have the conversion rights as follows (the “Conversion Rights”):

(i)           Conversion Exercise.  The Conversion Rights may be exercised at any time by the holder of the shares of Series B Preferred Stock, but conversion shall occur automatically at the discretion of the Corporation at any time after a registration statement to register the shares of the Common Stock underlying both the shares of Series B Preferred Stock has been declared effective by the United States Securities and Exchange Commission.  Each share of Series B Preferred Stock shall be entitled to convert into $10.00 in value of the Corporation’s Common Stock.  The value of the Common Stock for this purpose shall be determined based on the average of the closing trade price for the Corporation’s common stock for each of the ten (10) consecutive trading days immediately prior to the date the holder or Corporation, as the case may be, gives notice of conversion of the shares of Series B Preferred Stock, less a discount of twenty percent (20%). For example, if, on the date of the conversion notice, the 10-day average closing sale price of the Corporation’s Common Stock is $.25 per share, then after applying the 20% discount, each share of Common Stock shall have a “purchase price” of $.20 for the purposes of conversion of the shares of Series B Preferred Stock.  In this example, the holder would receive fifty (50) shares of Common Stock for each share of Series B Preferred Stock converted.

(ii)           Mechanics of Conversion. Before any holder of shares of Series B Preferred Stock shall be entitled to convert the same into share of Common Stock, such holder shall surrender the certificate or certificates representing such shares thereof, duly endorsed, at the office of the Corporation or any transfer agent for such stock, and shall give written notice to the Corporation (“Conversion Notice”) at such office that he elects to convert the same and shall state therein the name or names in which it wishes the certificate or certificates for such share of Common Stock to be issued.  The Corporation shall, as soon as practicable thereafter and at its expense, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(iii)           Adjustments for Reorganization, Reclassification, Exchange and Substitution.In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Corporation with or into another Corporation, or in case of any sale or conveyance to another Corporation of all or substantially all of the property of the Corporation,  each holder of shares of the Series B Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common Stock of the Corporation into which such shares of the Series B Preferred Stock might have been converted immediately before such  reclassification, change, consolidation, merger, sale or conveyance; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving Corporation or otherwise, so that the provisions set forth herein for the protection of the Conversion Rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series B Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof, and provided, further, that any such resulting or surviving Corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of Series B Preferred Stock remain outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive, and to make provisions for the protection of the conversion right as above provided.  The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the shares of Common Stock of the Corporation for the purposes of subparagraph (iii).  No fraction of a share of Common Stock shall be issued upon any conversion, but, in lieu thereof, there shall be paid to the holder of shares of Series B Preferred Stock surrendered for conversions as soon as practicable after the after the date such shares of Series B Preferred Stock are surrendered for conversion, an amount in cash equal to the same fraction of the market value of a full share of Common Stock as shall be determined, in good faith by the Board of Directors of the Corporation.
-Exhibit A -3-

(iv)           No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed  hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph (d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Preferred Stock against impairment.

(v)           Notices of Record Date.  In the event of (x) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or (y) a consolidation or merger of the Corporation with or into any other Corporation other corporate reorganization in which the Corporation is not the surviving entity, the Corporation shall mail to each holder of Series B Preferred Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, or action and the amount and character of such dividend, distribution, security or right or action.

(vi)           Issue Taxes.  The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(vii)           Reservation of Stock Issuable Upon Conversion or Exchange.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion or exchange of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion or exchange of all then outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles of Incorporation.

(viii)                      Fractional Shares.  No fractional shares shall be issued upon the conversion or exchange of any share or shares of Series B Preferred Stock.  All shares of Common stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion or exchange would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion or exchange would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the Market Value of such fraction on the date of conversion or exchange.

(d)           Notices.  Any notice required by the provisions hereof to be given to the holders of shares of Series B Preferred Stock shall be deemed given upon confirmed transmission by facsimile or telecopy or upon deposit in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of Corporation.  Notwithstanding the foregoing, if a shareholder to whom notice is to be given has an address of record which is outside of the United States, then any notice to such shareholder under this paragraph (d) shall be deemed given upon confirmed transmission by facsimile or telecopy or ten (10) days after deposit in the United States mail, postage prepaid, and addressed to such holder at its address appearing on the books of the Corporation.
-Exhibit A -4-

(e)           Liquidation.  The holders of record of shares of Series B Preferred Stock shall be entitled to receive, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, an amount equal to that which would have been payable if the Series B Preferred Stock had been redeemed on the date of such payment (“Liquidation Amount”), prior to any distribution to the holders of Common Stock.  If, in any such case, the assets of the Corporation are insufficient to make such payments in full, then the available assets will be distributed among the holders of Series B Preferred Stock ratably in proportion to the full amount to which each such holder would have been entitled had the assets of the Corporation been sufficient to make such payments in full.  The holders of record of Series B Preferred Stock shall not be entitled to any distribution of assets remaining after payment in full of the Liquidation Amount.

ARTICLE V

Corporate Address, Registered Office, and Agent

The street address of the Corporation's registered and principal office and the Corporation's registered agent shall be:

2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750.

The registered agent at this address shall be Joseph DiFrancesco.

ARTICLE VI

Directors

The Corporation shall have at least one director.  The names and address of the directors of the Corporation, who shall hold office until their successors are elected and qualified or until their earlier resignations or removals from office, are:
Joseph DiFrancesco
2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750

Janice K. Battenberg
2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750
-Exhibit A -5-

Larry Oakley
2005 Tree Fork Lane
Suite 101
Longwood, Florida 32750.

ARTICLE VII

Bylaws

The power to adopt, alter, amend or repeal bylaws of the Corporation shall be vested in its shareholders and separately in its Board of Directors, as prescribed by the Bylaws of the Corporation.
ARTICLE VIII

Indemnification

The Corporation shall indemnify, and shall advance expenses on behalf of, its officers and directors, to the fullest extent not prohibited by any law in existence either now or hereafter, as the bylaws may provide.  The Corporation may indemnify employees, agents and others as the bylaws may provide.

CERTIFICATE

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed and attested by its duly authorized officer in Longwood, Florida on this day of __________, 2008.

The foregoing Amended and Restated Articles of Incorporation were adopted on July 16, 2008 by the duly authorized vote of the majority shareholders of the Corporation.  The number of votes cast by the majority shareholders for the amendments to the Articles of Incorporation was sufficient for approval by the shareholders entitled to vote on amendments.

The Amended and Restated Articles of Incorporation shall be effective upon filing with the Florida Department of State, Division of Corporations (the “Effective Date”).

/s/ Joseph DiFrancesco
President

STATE OF FLORIDA     }
COUNTY OF SEMINOLE }

Sworn to and subscribed before me this   day of  , 2008, by JOSEPH DIFRANCESCO.  He personally appeared before me at the time of this notarization.  He is personally known to me.

Notary Public [signature]

 [print name]

Commission No.:

ACCEPTANCE BY REGISTERED AGENT

Having been appointed the registered agent of Made in America Entertainment, Inc., the undersigned accepts such appointment and agrees to act in such capacity.

Dated this ______ day of ____________, 2008.

By____________________________
Joseph DiFrancesco
Registered Agent

-Exhibit A -6-

Exhibit B

BYLAWS
OF
MADE IN AMERICA ENTERTAINMENT, INC.
(A FLORIDA CORPORATION)

Exhibit B-i-

Exhibit B-ii-

Exhibit B-iii-

MADE IN AMERICA ENTERTAINMENT, INC.

BYLAWS

ARTICLE ONE

OFFICES

Section 1.                                Principal Office.  The principal office of Made in America Entertainment, Inc., a Florida corporation (the “Corporation”), shall be located in the County of Seminole, State of Florida, unless otherwise designated by the Board of Directors.

Section 2.                                Other Offices.  The Corporation may also have offices at such other places, either within or without the State of Florida, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO

MEETINGS OF SHAREHOLDERS

Section 1.                                Place.  All annual meetings of shareholders shall be held at such place, within or without the State of Florida, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Special meetings of shareholders may be held at such place, within or without the State of Florida, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.                                Time of Annual Meeting.  Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.                                Call of Special Meetings.  Special meetings of the shareholders shall be held if called by the Board of Directors, the President, or if the holders of not less than 50 percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

Section 4.                                Conduct of Meetings.  The Chairman of the Board (or in his absence, the Vice Chairman of the Board, if any, or if none, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

Exhibit B-1-

Section 5.                                Notice and Waiver of Notice.  Except as otherwise provided by law, written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting.  If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first-class.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.  If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting.  Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.  Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6.                                Business of Special Meeting.  Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

Section 7.                                Quorum.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter.  Except as otherwise provided in the Articles of Incorporation or these Bylaws, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote.  If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  After a quorum has been established at any shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.  Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

Exhibit B-2-

Section 8.                                Voting Per Share.  Except as otherwise provided in the Articles of Incorporation or by law, each shareholder is entitled to one vote for each outstanding share held by him on each matter voted at a shareholders’ meeting.

Section 9.                                Voting of Shares.  A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy.  Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate.  In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.  Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.  Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name.  If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect:  (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest.  The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10.                                Proxies.  Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder’s shares in person or by proxy.  Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact.  A photographic, photostatic, electronically imaged or equivalent reproduction of an executed appointment form, shall be deemed a sufficient appointment form.  An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent who is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form.  The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.  An appointment of a proxy is revocable by the shareholder unless the appointment is coupled with an interest.

Exhibit B-3-

Section 11.                                Shareholder List.  After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each.  The shareholders’ list must be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation’s transfer agent or registrar.  Any shareholder of the Corporation or his agent or attorney is entitled on written demand to inspect the shareholders’ list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection.  The Corporation shall make the shareholders’ list available at the meeting of shareholders, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 12.                                Action Without Meeting.  Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting.

Section 13.                                Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, and, in case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

Section 14.                                Inspectors and Judges.  The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof.  If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat.  The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

Exhibit B-4-

Section 15.                                Voting for Directors.  Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1.                                Number, Election and Term.  The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors.  The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death.  Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida, shareholders of the Corporation or citizens of the United States.  Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

Section 2.                                Vacancies.  A director may resign at any time by giving written notice to the Corporation, the Board of Directors or the President.  Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date.  Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law.  A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

Section 3.                                Powers.  Except as provided in the Articles of Incorporation and these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

Exhibit B-5-

Section 4.                                Place of Meetings.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Florida.

Section 5.                                Annual Meeting.  The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6.                                Regular Meetings.  Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7.                                Special Meetings and Notice.  Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors.  Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours before the meeting.  Except as required by statute, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be received.  Notice to directors may also be given by telegram or other form of electronic communication.  Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8.                                Quorum; Required Vote; Presumption of Assent.  A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled.  The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors.  A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless he objects at the beginning of the meeting, or promptly upon his arrival, to holding the meeting or transacting specific business at the meeting, or he votes against or abstains from the action taken.

Section 9.                                Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting.  Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.  A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

Exhibit B-6-

Section 10.                                Conference Telephone or Similar Communications Equipment Meetings.  Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11.                                Committees.  The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by statute.  Each committee must have two or more members who serve at the pleasure of the Board of Directors.  The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee.  Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors.  The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section 12.                                Compensation of Directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 13.                                Chairman of the Board.  The Board of Directors may, in its discretion, choose a chairman of the board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees.  The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors.  The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director.  The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, or if none, the President, shall preside at meetings of the shareholders and the Board of Directors.  In the event the Board of Directors shall not have designated a chairman of the board the President shall preside at meetings of the shareholders and the Board of Directors.

Exhibit B-7-

ARTICLE FOUR

OFFICERS

Section 1.                                Positions.  The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and Vice Chairman of the Board.  Any two or more offices may be held by the same person.

Section 2.                                Election of Specified Officers by Board.  The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a President, one or more Vice Presidents, a Secretary and a Treasurer.

Section 3.                                Election or Appointment of Other Officers.  Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation.  The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

Section 4.                                Salaries.  The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to Article Four, Section 2 hereof shall be fixed from time to time by the Board of Directors or pursuant to its discretion.  The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

Section 5.                                Term; Resignation.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors.  Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article Four may also be removed from such officer positions by the President, with or without cause.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors.  Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation.  Such resignation is effective when delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

Section 6.                                President.  The President shall be the principal executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Exhibit B-8-

Section 7.                                Vice Presidents.  The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President.  They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

Section 8.                                Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.  He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

Section 9.                          Treasurer.  The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurer and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation’s Chief Financial Officer.

Section 10.                Assistant Treasurers and Assistant Secretaries.  The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.  The Assistant Secretaries, as and if authorized by the Board of Directors, may sign with the President or Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors.  The Assistant Treasurers and Assistant Secretaries in general shall perform such duties as shall be assigned to them by the Treasurer or Secretary, respectively, or by the President or the Board of Directors.

Section 11.                                Other Officers, Employees and Agents.  Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

Exhibit B-9-

ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1.                                Issue of Certificates.  The Corporation shall deliver certificates representing all shares to which shareholders are entitled; and such certificates shall be signed by the Chairman of the Board, President or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, shall be consecutively numbered, and may be sealed with the seal of the Corporation or a facsimile thereof.

Section 2.                                Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge.  Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.  If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW.  THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER’S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED.

Section 3.                                Facsimile Signatures.  The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

Section 4.                                Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Exhibit B-10-

Section 5.                                Transfer of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.                                Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

Section 7.                                Redemption of Control Shares.  As provided by the Florida Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares.  If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

ARTICLE SIX

CONTRACTS, LOANS, CHECK AND DEPOSITS

Section 1.                      Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

Section 2.                      Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.  Such authority may be general or confined to specific instances.

Section 3.                      Checks, Drafts, Etc.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

Exhibit B-11-

Section 4.                      Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE SEVEN

GENERAL PROVISIONS

Section 1.                                Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation.

Section 2.                                Reserves.  The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3.                                Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 4.                      Seal.  The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 5.                      Gender.  All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE EIGHT

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHERS

Section 1.                      Right to Indemnification. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b)formal or informal or (c) by or in the right of the Corporation (collectively, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses(including attorneys' fees) and settlement amounts incurred or paid, in connection with any such proceeding and any appeal or appeals thereof, if the person acted in good faith and in a manner the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person's conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in conformity with, or not opposed to, the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person's conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the FBCA is hereafter amended to provide for indemnification rights broader than those provided by this Section 1, then the persons referred to in this Section 1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

Exhibit B-12-

Section 2.                      Determination of Entitlement to Indemnification. A determination as to whether a person who is a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made (a) by a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director, officer, employee or agent of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 3.                      Mandatory Advancement of Expenses. The right to indemnification conferred in this Article Eight is a contract right and shall include the right to require the Corporation to pay the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined pursuant to the procedure in Section 2 above that such indemnitee is not entitled to be indemnified for such expenses under Section 1 or otherwise.

Section 4.                      Written Claim Required, Deadline for Response.  If a claim under Section 1 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to an award of reasonable attorneys’ fees and expenses for prosecuting the claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the FBCA for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the FBCA, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Exhibit B-13-

Section 5.                      Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article Eight shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of the Articles of Incorporation or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.                      Authority to Indemnify and Obtain Insurance.  The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors, officers, employees or agents of the Corporation and those serving at the request of the Corporation as directors, managers, officers, partners, trustees, employees or agents of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans.

ARTICLE NINE

AMENDMENTS OF BYLAWS

The Board of Directors shall have the power and authority to alter, amend or rescind the bylaws of the Corporation at any regular or special meeting at which a quorum is present by a vote of a majority or the whole Board of Directors, subject to the power of the shareholders to change or repeal such bylaws at any annual or special meeting of shareholders at which a quorum is present, by a vote of a majority of the stock represented at such meeting, provided, that the notice of such meeting shall have included notice of any proposed alteration, amendment or rescission.

Exhibit B-14-

ARTICLE TEN

EMERGENCY BYLAWS

Section 1.                      Scope of Emergency Bylaws. The emergency bylaws provided in this Article Ten shall be operative during any emergency, notwithstanding any different provision set forth in the preceding articles hereof or the Articles of Incorporation. For purposes of the emergency bylaw provisions of this Article Ten, an emergency shall exist if a quorum of the Corporation's directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with the provisions of this Article, the bylaws provided in the preceding Articles shall remain in effect during such emergency, and, upon termination of such emergency, these emergency bylaws shall cease to be operative.

Section 2.                      Call and Notice of Meeting. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the Corporation.  Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

Section 3.                      Quorum and Voting. At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the Corporation.

Section 4.                      Appointment of Temporary Directors.
1.           The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the Corporation during the term of any emergency.

2.           If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

3.           If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the President or his successor, as determined pursuant to Section 5 of Article Four herein, shall be deemed a Temporary Director of the Corporation, and such President or his successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him on the Board of Directors of the Corporation during the term of the emergency.

4.           Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article Three hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

Exhibit B-15-

Section 5.                      Modification of Lines of Succession. During any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section 5 of Article Four in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

Section 6.                      Change of Principal Office. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the Corporation or designate several alternative head offices or regional offices, or authorize the officers of the Corporation to do so.

Section 7.                      Limitation of Liability. No officer, director or employee acting in accordance with these emergency bylaws during an emergency shall be liable except for willful misconduct.

Section 8.                      Repeal and Change. These emergency bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 7 above with regard to actions taken prior to the time of such repeal or change. Any amendment of these emergency bylaws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

I certify that these are the Bylaws adopted by the Board of Directors of the Corporation.

_________________________________
     Bernadette DiFrancesco, Secretary

Exhibit B-16-